CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906

In connection with the Quarterly Report on Form 10-Q of Chain Bridge Bancorp, Inc. (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the Principal Executive Officer of the Company and the Principal Financial Officer of the Company, respectively, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHAIN BRIDGE BANCORP, INC.

Dated: August 11, 2026	By:	/s/ John J. Brough
	Name:	John J. Brough
	Title:	Chief Executive Officer and Director (Principal Executive Officer)

Dated: August 11, 2026	By:	/s/ Joanna R. Williamson
	Name:	Joanna R. Williamson
	Title:	Senior Executive Vice President & Chief Financial Officer (Principal Financial Officer)